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                                   EXHIBIT 21

                     SCHEDULE OF SUBSIDIARIES OF REGISTRANT

                                                           Percentage of Voting
Name and State of Organization                            Securities or Interest
- ------------------------------                            ----------------------

Adcom Wire, a Florida partnership,
  d/b/a Adcom Wire Company                                         100%
  (owned 50% by L&P Acquisition Company - 8 and 50% by Leggett Wire Company, both
  Delaware corporations)

Berkshire Furniture Co., Inc.                                      100%
  a Delaware corporation

Bois J.L.P. Inc.                                                   100%
  a Canadian corporation

Collier-Keyworth, Inc.                                             100%
  a North Carolina corporation

Crest-Foam Corp.                                                   100%
  a New Jersey corporation

Crest-Hood Foam Company, Inc.                                      100%
  a Delaware corporation

Northfield Metal Products (1994) Ltd./Metaux
  Northfield (1994) Ltee                                           100%
  a Canadian corporation

Dresher, Inc.                                                      100%
  a Delaware corporation

Elbe Vlees B.V.                                                    100%
  a Netherlands corporation

Gribetz International, Inc.                                        100%
  a Delaware corporation

Gribetz Threads, Inc.                                              100%
  a Florida corporation

Hanes Companies, Inc.                                              100%
  a North Carolina corporation

Hanes Converting Company of New York, Inc.                         100%
  a North Carolina corporation

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                                                           Percentage of Voting
Name and State of Organization                            Securities or Interest
- ------------------------------                            ----------------------

L and P Mexico, S.A. DE C.V.                                       100%
  a Mexican corporation

L&P Acquisition Company - 8                                        100%
  a Delaware corporation

L&P Automotive Holdings Company                                    100%
  a Delaware corporation

L&P International Holdings Company                                 100%
  a Delaware corporation

L&P Property Management Company                                    100%
  an Illinois corporation

L & P Transportation Co.                                           100%
  a Delaware corporation

L&P Western Spring Co.                                             100%
  a Delaware corporation

Leggett And Platt International Corporation                        100%
  a Missouri corporation

Leggett & Platt Foreign Sales Corporation                          100%
  a Barbados corporation

Leggett & Platt International Development Co.                      100%
  a Delaware corporation

Leggett & Platt U.K. Limited                                       100%
  an United Kingdom corporation

Leggett Wire Company                                               100%
  a Delaware corporation

Masterblend, Inc.                                                  100%
  a Mississippi corporation

Multilastic Limited                                                100%
  an United Kingdom corporation

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                                                           Percentage of Voting
Name and State of Organization                            Securities or Interest
- ------------------------------                            ----------------------

Leggett & Platt Canada Ltd.                                        100%
  a Canadian corporation

No-Sag Spring Company, Limited                                     100%
  a Canadian corporation

Steiner-Liff Textile Products Co.                                  100%
  a Tennessee corporation

Stylelander Metal Stamping, Inc.                                   100%
  a Mississippi corporation

Weber Plastics Co. Ltd.                                            100%
  an Ontario corporation

Young Spring & Wire Company                                        100%
  a Delaware corporation